EXHIBIT D

                            CLOSING AGREEMENT LETTER


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                   BROWNSTEIN HYATT FARBER & STRICKLAND, P.C.
                                ATTORNEYS AT LAW
                               TWENTY-SECOND FLOOR
                             410 SEVENTEENTH STREET
                             DENVER, COLORADO 80202
                                 (303) 534-6335
                                 (303) 523-1956

Adam J. Agron, Esq.                                            Washington Office
email: AAGRON@BHFS.COM                                 601 Pennsylvania Ave., NW
                                                                       Suite 800
                                                            Washington, DC 20004
                                                                  (202) 434-8377
                                                              FAX (202) 396-7854


                                December 23, 1998


VIA FACSIMILE (303-721-6390)

J.W. Roth
World Wide Capital, Co.
Prentice Point Tower
5299 DTC Boulevard, Suite 500
Greenwood Village, CO 80111

         Re: Vitro Diagnostics, Inc.

Dear Mr. Roth:

         This letter serves to confirm that Lloyd Fields has notified us that he is in receipt of funds in the amount of $708,750.00 from World Wide Capital, Co in connection with the above-referenced matter. Upon receipt of an executed original promissory note for $112,000.00 from World Wide Capital, Co., we will deliver to you stock certificates and the respective stock powers for 3,150,000 shares of Vitro Diagnostics, Inc. common stock.

         Furthermore, upon payment of full of the $112,500.00 due under the promissory note to Lloyd Fields, we will deliver to you stock certificates and the respective stock powers for the remaining 500,000 shares of Vitro Diagnostics, Inc. common stock.

         Please do not hesitate to contact me should you have any questions or comments.

                                  Very truly yours,

                                  BROWNSTEIN HYATT FARBER
                                  & STRICKLAND, P.C.

                                  Adam J. Agron

cc: Lloyd L. Fields (w/ enclosure via facsimile).